SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 23, 2001

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      000-13117              22-2413505
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


           1551 South Washington Avenue
              Piscataway, New Jersey                                    08854
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(Address of Principal Executive Offices)                             (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

         On October 23, 2001, Ion Networks, Inc. (the "Company") issued a press release announcing the hiring of Kam Saifi as the Company's President and CEO.

         A copy of the press release and of Kam Saifi's employment agreement, which are incorporated by reference herein and made a part hereof, are filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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              Exhibit No.                Description
              -----------                -----------

                  99.1 Press Release of the Company dated October 23, 2001, announcing the hiring of Kam Saifi as the Company's President and CEO.

                  99.2 Employment Agreement between Kam Saifi and the Company.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 23, 2001                    ION NETWORKS, INC.


                                              By: /s/ Kam Saifi
                                                 -------------------------------
                                                  Kam Saifi
                                                  President and CEO



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


                                  EXHIBIT INDEX

              Exhibit No.                Description
              -----------                -----------

                  99.1              Press Release of the Company dated October
                                    23, 2001.

                  99.2 Employment Agreement between Kam Saifi and the Company.



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